                                                                        Ex. 10.7

                   SIXTH AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS SIXTH AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is made and entered into as of November 30, 2004, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller"), and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation; and ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the "Purchaser").

                                   WITNESSETH

     WHEREAS, as of August 29, 2004, Seller and Purchaser entered into that certain Asset Purchase Agreement (the "Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain water and sewer facilities owned by Seller (the "Real Property"); and

     WHEREAS, pursuant to a First Amendment to Asset Purchase Agreement dated October 12, 2004, a Second Amendment to Asset Purchase Agreement dated October 20, 2004, a Third Amendment to Asset Purchase Agreement dated November 10, 2004, a Fourth Amendment to Asset Purchase Agreement dated November 12, 2004, and a Fifth Amendment to Asset Purchase Agreement dated November 16, 2004, Seller and Purchaser agreed on certain modifications to the terms and conditions of the Agreement (hereinafter the Agreement as modified is referred to as the "Agreement"); and

     WHEREAS, Seller and Purchaser desire to further modify the terms and conditions of the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser hereby agree that Section 3.02 of the Agreement shall be modified so that the Title Company shall hereinafter be Chicago Title Insurance Company, 4032 McDermott Road, Suite 100-A, Plano, Texas 75024, phone 972-265-8186, Fax 972-265-8177 (Attn: Lois McGrew).

     2. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser hereby agree that the legal description for the Real Property located at Ozark Mountain Resort in Stone County, Missouri was incorrect and accordingly shall be replaced by the legal descriptions attached hereto as Exhibits "A" and "B" and that the legal description for the 11.7156 acre waste water treatment plant located at The Villages in Smith County, Texas was


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
incorrect and accordingly shall be replaced by the legal descriptions for the
4.282 acre tract attached hereto as Exhibit "C," the 12.791 acre tract attached hereto as Exhibit "D," and the 4.612 acre tract attached hereto as Exhibit "E".

     3. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser hereby agree that Seller shall convey to Purchaser two additional well sites, one at Holly Lake in Wood County, Texas, and the other at Holiday Hills in Taney County, Missouri, which water plants are described on Exhibits "F" and "G" attached hereto. The descriptions for these water plants shall be added to the legal descriptions attached as Exhibit "A" to the Agreement and shall be added to the Real Property to be conveyed to the Purchaser at closing at no additional cost to Purchaser.

     4. Notwithstanding anything to the contrary contained in Section 2.06(b) of the Agreement, Seller and Purchaser hereby agree that the additional earnest money deposit in the amount of $900,00.00 provided for therein must be paid by no later than 5:00 p.m. (Dallas, Texas time) on December 2, 2004.

     5. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser hereby agree that the closing of the Agreement shall occur on or before February 15, 2005.

     6. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser agree that if, at the time of closing hereunder, Seller and Purchaser have not yet obtained all necessary governmental approvals related to the sale of that portion of the Assets which are located in Missouri (the "Missouri Assets") from the Missouri Public Service Commission ("MPSC"), then Seller and Purchaser shall nevertheless proceed with the execution of all documents necessary for the conveyance of the Missouri Assets to Purchaser as set forth in Section 9.01 of the Agreement and shall then deliver such documents to the Title Company to be held in escrow by the Title Company pursuant to an Escrow Agreement to be signed at Closing until such time as Seller and Purchaser have obtained the necessary governmental approvals from the MPSC. Purchaser shall deliver to the Title Company that portion of the purchase price which is payable for the Missouri Assets as set forth in Schedule 2.02, and such portion of the purchase price shall be paid to Seller provided that Seller has obtained and delivered to the Title Company releases of any and all liens affecting the Missouri Assets so that the Missouri Assets may be conveyed to Purchaser free and clear of any and all liens. While Seller and Purchaser attempt to obtain the necessary governmental approvals from the MPSC, Seller shall be responsible for the operation and maintenance of the Missouri Assets and shall collect all revenues generated thereby in, and pay all expenses related thereto from, a segregated bank account the contents of which will be conveyed to Purchaser when the necessary approvals are obtained. The net proceeds generated from the operation of the Missouri Assets (i.e., the gross revenues therefrom less all operating expenses incurred in connection therewith but without any deduction for costs incurred by Seller to modify the waste water treatment facilities located at Ozark Mountain Resort as proposed by Heit Haus Engineering to bring the facility into compliance with the effluent phosphate limits, which modifications Seller has agreed and does hereby agree to perform) shall be paid by Seller to Purchaser on a monthly basis. Purchaser shall be permitted reasonable unfettered access to the books, records, and personnel respecting the


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Missouri Assets during the Escrow period and Seller shall consult Purchaser with respect to any major decisions or prior to any expenditure in excess of $10,000.00. At such time as Purchaser delivers written notice to Seller and the Title Company stating that the necessary governmental approvals from the MPSC have been obtained, then the Title Company shall proceed with the recordation of the deeds pertaining to the Missouri Assets and shall deliver the other documents pertaining to the conveyance of the Missouri Assets to Purchaser, and Purchaser shall then take over operation and maintenance of the Missouri Assets. In the event that Seller and Purchaser have not obtained the necessary government approvals from the Missouri Public Service Commission within twelve
(12) months from the date of closing (which deadline may be extended upon the consent of both Seller and Purchaser with such consent not to be unreasonably withheld) or Purchaser and Seller mutually agree that it is apparent that such approvals will not be obtained by such date, then, notwithstanding anything to the contrary contained in Section 11.03 of the Agreement, only that portion of the transaction pertaining to the sale of the Missouri Assets to Purchaser shall be rescinded, in which event all documents pertaining to the conveyance of the Missouri Assets to Purchaser shall be returned to Seller by the Title Company, and that portion of the purchase price allocable to the Missouri Assets as set forth in Schedule 2.02 shall be returned by Seller to Purchaser. A rescission of the sale of the Missouri Assets because of the failure to obtain all necessary governmental approvals of such sale shall not result in a rescission of the sale to Purchaser of either the Texas Assets or the Illinois Assets.

     7. Notwithstanding anything to the contrary contained in the Agreement, and in particular notwithstanding anything to the contrary contained in Section
11.03 of the Agreement, Seller and Purchaser agree that if Seller has not obtained all necessary governmental approvals of the sale of that portion of the Assets which are located in Texas from the appropriate Texas regulatory agencies within eighteen (18) months from the date of closing hereunder (which deadline may be extended upon the consent of both Seller and Purchaser with such consent not to be unreasonably withheld), or if Purchaser and Seller mutually agree that it is apparent that such approvals will not be obtained by such date, then the sale of the Texas Assets to Purchaser by Seller shall be rescinded, and the Texas Assets shall be re-conveyed to Seller by Purchaser. Seller will be obligated to return that portion of the purchase price which is allocable to the Texas Assets as set forth in Schedule 2.02 to Purchaser. In the event of a rescission of that portion of the transaction pertaining to the Texas Assets, then Purchaser will indemnify Seller with respect to any damages or losses to the Texas Assets or as a result of the operation thereof that have occurred during the period of time in which Purchaser has owned and operated the Texas Assets (normal wear and tear excepted). In the event of any rescission and return of the Texas Assets to Seller by Purchaser, then Seller will reimburse Purchaser for any and all costs incurred by Purchaser in making improvements to the Texas Assets during the period of time in which Purchaser has owned and operated the Texas Assets; provided, however, that Seller shall not then be required to reimburse Purchaser for any such costs in excess of $250,000.00 unless Purchaser has previously obtained Seller's approval of such expenditures in excess of $250,000.00. A rescission of the sale of the Texas Assets because of the failure to obtain all necessary governmental approvals of such sale shall not result in a rescission of the sale to Purchaser of either the Missouri Assets or the Illinois Assets.


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
     8. Purchaser hereby agrees that, in connection with the submission of any requests for governmental approval of the transactions contemplated by the Agreement, Purchaser will not at the same time seek approval of any rate increase.

     Except as specifically set forth above, all terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal, as of the date and year first above written.

                                   SELLER:

                                   SILVERLEAF RESORTS, INC., a Texas corporation


                                   By: /S/ JOE W. CONNER
                                       -----------------------------------------
                                   Name: Joe W. Conner
                                   Its: COO

                                   PURCHASER:

                                   ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a
                                   Texas limited liability company


                                   By: /S/ EDMUND PAMATAT
                                       -----------------------------------------
                                   Its:
                                        ----------------------------------------


                                   ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company


                                   By: /S/ EMUND PAMATAT
                                       -----------------------------------------
                                   Its:
                                        ----------------------------------------


                                   ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company


                                   By: /S/ EDMUND PAMATAT
                                       -----------------------------------------
                                   Its:
                                        ----------------------------------------


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
                                   ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer


                                   ALGONQUIN POWER INCOME FUND, a Canadian
                                   income trust


                                   By: /S/ IAN ROBERTSON
                                       -----------------------------------------
                                   Its: Authorized Signing Officer of Algonquin
                                   Power Management, Inc.

List of Exhibits to Agreement not filed herewith:

Exhibit A:   Legal Description of real property at Ozark Mountain Resort in
             Stone County, Missouri

Exhibit B:   Legal Description of real property at Ozark Mountain Resort in
             Stone County, Missouri

Exhibit C:   Legal description of real property at The Villages in Smith County,
             Texas

Exhibit D:   Legal description of real property at The Villages in Smith County,
             Texas

Exhibit E:   Legal description of real property at The Villages in Smith County,
             Texas

Exhibit F:   Description of water plant at Holly Lake in Wood County, Texas

Exhibit G:   Description of water plant at Holiday Hills in Taney County,
             Missouri


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